ROBERTSON STEPHENS MUTUAL FUNDS
The Value + Growth Fund
Annual Report
December 31, 1997

[GRAPHIC]
VALUE + GROWTH

January 30, 1998
FELLOW SHAREHOLDER:

First I want to thank you for being a shareholder in the Robertson Stephens Funds. All of us here appreciate your support.

As you probably already know, 1997 was an outstanding year for most categories of equity investing with the notable exception of stocks of Asian companies. The year also brought very high market volatility especially in shares of smaller companies, but investors who stayed the course were well rewarded.
Yet as I review the timing and level of redemptions out of our fund complex and other fund complexes, I am acutely aware that many investors do not stay the course, and instead sell during market declines worrying that the market will go even lower. An important study done in 1997 by an independent consulting group (DALBAR, Inc.) studying mutual fund investors from 1984-1996 concluded that the average investor in equity mutual funds had given up between 1/3 to 2/3 of available returns by selling at the wrong times and reinvesting after the market had significantly recovered. This slippage in performance is very significant and obviously needs to be avoided.
Developing a financial plan and sticking to it are the centerpieces for achieving expected returns.

We have put some free tools in place for your convenience to help an investor stay the course or just stay up to date with fund activity. First, the portfolio managers of each fund regularly update a recorded message. These "hotline" messages are accessible for current investors through our toll free number (1-800-766-3863) and our Web site (www.rsim.com) and are updated especially during times of significant market volatility. Additionally, we also conduct monthly conference calls with our portfolio managers and provide detailed quarterly summaries on each of our equity mutual funds, all of which can also be accessed on our Web site.

Over the past few years we have introduced several funds that have the objective of global investing. In 1998 we plan to introduce a new fund - a broadly diversified large-cap international fund that is designed to be a core holding. This fund will seek to outperform the benchmark indexes through the application of an investment discipline based on Economic Value Added (EVA). This methodology focuses on studying the level of incremental returns on capital that companies can earn with their free cash flow. Though we have successfully used EVA analysis for years in some of our funds, this is a little used methodology in the mutual fund industry. We believe this methodology sets us apart and that our technological advances help to give our portfolio managers an edge in picking winning stocks. We are quite enthusiastic about this future fund offering.

At Robertson Stephens Funds we continually work on making our investment process better to pursue the goal of outstanding risk adjusted rates of return. One of the areas we focused on in 1997 and will continue to focus on in the future is the use of technologies that help us become better investors. In that regard we added several new exciting technology tools in 1997. As very significant shareholders of our own funds we look forward to seeking excellent returns with you in 1998 and beyond. We believe in the old adage of "Eating your own cooking."

If you have any questions or suggestions please drop me a note or send me an E-mail message.

Again, thank you for your support.


/s/ G. RANDY HECHT

G. RANDY HECHT
President
Robertson Stephens Funds
randy_hecht@rsco.com


Information contained herein relating to the new international fund is subject to completion or amendment. A registration statement relating to the fund's securities has been filed with the Securities and Exchange Commission. The fund's securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. This letter shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the fund's securities in any state in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state. A prospectus regarding the new fund is available from BancAmerica Robertson Stephens; an investor should read that prospectus carefully before investing.

VALUE + GROWTH FUND



FUND HIGHLIGHTS


ACQUISITION
BankAmerica Corporation's acquisition of Robertson, Stephens & Company became effective October 1, 1997. The investment management activity for both organizations has been placed under the leadership of Randy Hecht, President of Robertson Stephens Investment Management (RSIM) since 1989. We believe this is a strong commitment to honor the unique culture which remains at the heart of RSIM's success, and we look forward to the ability to expand our global capabilities and resources as a result of this partnership.


FUND PHILOSOPHY

The Robertson Stephens Value + Growth Fund seeks capital appreciation by investing primarily in companies with favorable relationships between price/earnings ratios and growth rates, in sectors offering above-average growth potential. We seek to identify specific business sectors poised to benefit from major changes in the marketplace and societal trends. Within these sectors, we conduct bottom-up research, looking for well-managed companies that have low-multiple valuations relative to their peers and are poised to leverage growth opportunities.


CONTENTS

Fund Highlights  1
Report to Shareholders  2
Fund Performance - Class A Shares  8
Portfolio Summary  9
Fund Performance - Class C Shares  10
Schedule of Investments  11
Statement of Assets and Liabilities  14
Statement of Operations  15
Statement of Changes in Net Assets  16
Financial Highlights - Class A Shares  17
Financial Highlights - Class C Shares  18
Notes to Financial Statements  19
Report of Independent Accountants  24
Administration  24

[PHOTO]

FUND MANAGER
RONALD E. ELIJAH
Portfolio Manager
The Robertson Stephens
Value + Growth Fund

DEAR SHAREHOLDER:


The Robertson Stephens Value + Growth Fund (Class A) returned -14.05% for the fourth quarter and 13.81% for the one-year period ended December 31, 1997, compared to the S&P 500 Index returns of 2.90% and 33.34% for the same periods. The Fund's Class C shares had a return of -15.28% in the fourth quarter and -2.50% since their inception on May 28, 1997.

As we entered the fourth quarter of 1997, we believed the market was positioned to appreciate due to expected earnings gains, low interest rates, and modest inflation. We also felt that the Fund's portfolio was well positioned with companies whose earnings outlook seemed bright. While the overall market did produce gains for investors, our Fund's various growth stocks corrected during this quarter. We believe most of the correction was caused by fears of earnings damage due to recent Southeast Asian currency disruptions, specifically in the technology sector with its large international business exposure. As the fourth quarter progressed, what initially seemed to be a single sector battering aimed solely at the semiconductor industry began to move through other technology areas and ultimately to the financial services, health care, and retailing industries.


     "WE BELIEVE OUR PRESENT ECONOMIC ENVIRONMENT OF MODEST GROWTH AND RESTRAINED INFLATIONARY PRESSURES IS VERY FAVORABLE FOR EQUITY INVESTMENTS."

THEMES

Searching for reasons to account for many of the stock price declines in the quarter was frustrating since it became apparent that deteriorating fundamentals were not the justification for a number of the stock price declines. However, a great percentage of the Fund's investments were substantially up in the first nine months of the year. We believe that as the fourth quarter progressed and the growth stock correction gained momentum, many institutional investors sold stocks to lock in profits for the year.

These corrections provide investors with an excellent opportunity to invest in great growth companies at significant discounts to their 52-week stock price highs and at price earnings multiples below their long-term growth rate potentials. We believe that with long-term fundamentals remaining bright and stock prices down significantly from recent highs, many technology stocks and other growth stocks appear to be excellent investment values for 1998.

As we enter 1998, we are pleased with the Fund's major investment themes, which are concentrated primarily in banking, financial services, health care, retailing and technology.

BANKING
We believe the U.S. banking system is positioned to do well in today's business climate. While there have been some recent concerns over consumer loans and Southeast Asian exposure, in this period of robust earnings growth, problems can be solved without damaging the industry's long-term earnings growth prospects. Operating earnings remain strong, and today's banking sector is generating significant surplus capital that it is pouring into stock buyback programs, generating incremental earnings gains for investors. The Fund's banking investments are generating greater than 10% year-over-year earnings per share growth, roughly two-thirds from operations and one-third from stock buybacks. Our banking investments include CITICORP, CHASE MANHATTAN CORPORATION, and H.F. AHMANSON & COMPANY.


FINANCIAL SERVICES
As the baby boom generation ages, financial services should continue to be a good investment area for the next decade. This age group represents peak earning years and peak years of household discretionary income. We believe that much of this money will be set aside for retirement needs as evidenced by the sig-nificant capital inflows into the mutual fund industry over the last few years. It is for this reason that we feel the investment management industry is ideally positioned for long-term growth. The Fund's investments here include MERRILL LYNCH AND COMPANY, INC., THE CHARLES SCHWAB CORPORATION, SUNAMERICA, INC., FRANKLIN RESOURCES, INC. AND TRAVELERS GROUP, INC.

HEALTH CARE
We believe the U.S. health care sector is a long-term growth opportunity. Demand for health care services comes from an aging U.S. population and the modest population growth expected in the United States during the next decade. We believe that recent price pullback in general health care industry equities has created excellent investment values relative to their long-term growth prospects. In particular, the recent decline has created excellent investment potential in managed care companies which have played a significant role in bringing down health care inflation from over 10% just a few years ago to under 3%. Controlling and reducing costs in the Medicare system is a $160 billion opportunity still in front of the industry. We have investments in UNITED HEALTHCARE CORPORATION, CONCENTRA MANAGED CARE, INC., and HEALTHCARE COMPARE CORPORATION.

In addition to managed care, the Fund has significant holdings in the pharmaceutical industry. We believe the two most compelling reasons for having significant investments in the drug industry are the aging of the U.S. population, and the accelerated drug approval process by the Federal Drug Administration (FDA). With the aging of the U.S. population, drug consumption is growing, and in 1996 the FDA approved 390 drug applications versus 229 in 1990. High unit demand is expected to continue well into the next decade as the population ages; therefore, we believe the industry's outlook continues to look bright. We have investments in drug manufacturers PFIZER INC., ELI LILLY & COMPANY and BRISTOL MEYERS SQUIBB COMPANY, as well as drug distributors MCKESSON CORPORATION and CARDINAL HEALTH, INC.


                                      [PICTURE]

INVESTMENT MANAGEMENT

G. RANDY HECHT
President
Robertson Stephens
Funds
randy_hecht@rsco.com


INVESTMENT TEAM

RESEARCH
Rod Berry
Susan Richardson
Rob Zidar

TRADING
Bill Reinsberg

SENIOR TRADER
Catherine O'Neill

ADMINISTRATION
Keira Koziol
Annette Tate

"...WE REMAIN BULLISH ABOUT THE LONG-TERM OUTLOOK FOR TECHNOLOGY COMPANIES."

RETAILING
Various retailing stocks have been added to the portfolio over the last year including apparel retailers, food stores, drug stores and specialty retailing. Behind these investments is the demographic push from "baby boomers" moving into their peak earning and spending years of 45 to 55. Right now we own apparel retailers DAYTON HUDSON CORPORATION, NORDSTROM INC. and GAP, INC. Further, we believe many large retail sectors now have large chains that control significant regional sectors, and are no longer looking for increased market share gains. Instead, they are focused on improving efficiencies and increasing returns on equity. These retailers continue to add new storefronts, but not at the sacrifice of profit margins. These chains are positioned to do well as the overall U.S. economy remains robust and to improve profit margins from better asset management. This thesis includes several large and different retail sectors. We have investments with food chains SAFEWAY, INC. and COSTCO COMPANIES, INC., with drug chains CVS CORPORATION stores and WALGREEN, CO., and with specialty retailing companies such as STARBUCKS CORPORATION, GENERAL NUTRITION COMPANIES, INC., and COMPUSA, INC.


TECHNOLOGY
The NASDAQ Composite Index, a growth stock index in which technology stocks are largely represented, suffered two rare corrections over 15% last year. Since the 1987 stock market crash, we have not endured two NASDAQ corrections over 10% until this year. Unfortunately, although a number of technology companies fundamentals remained robust during this period, the fundamentals were ignored and a forceful correction set in which did not abate until year end. Regardless, we remain bullish about the long-term outlook for technology companies. Taking advantage of this recent correction in technology stocks, we have intensified our efforts to find great values in this sector and adjust the Fund's portfolio accordingly. Currently the Fund has a significant commitment to technology -- we have approximately 30% of our assets invested in the sector including data communications, software, computers, and semiconductor stocks.

We believe during the next three to five years, U.S. technology suppliers will continue to experience demand from domestic companies that push for greater efficiencies; and strong demand from foreign companies that are retooling and restructuring to become more productive global competitors. Recently, there have been some signs that European companies are beginning to purchase U.S. technology products to improve productivity, something that U.S. companies did several years ago. Even Southeast Asia, with its currency turmoil, remains a great prospective customer. In the near term, there will be a disruption in technology orders by nations hardest hit by currency devaluations; however, we believe this disruption is temporary. Our technology holdings include global companies such as COMPAQ COMPUTER CORPORATION, DELL COMPUTER CORPORATION, EMC CORPORATION, and CADENCE DESIGN SYSTEMS, INC.

NEW AREA
A new addition to the Fund is the transportation sector. Our research has led us to believe that the U.S. manufacturing sector is improving its productivity not only by unitizing technology, but also through an increased focus on transportation logistics. U.S. manufacturers have been steadily improving inventory management for the last several years, and we believe much of this is due to the tracking and timely movement of inventory and finished goods. Transportation companies, specifically the trucking industry, are doing this with better logistical management. We can also see that as commerce increases over the Internet, the movement of products from direct manufacturer to consumers, without involvement of retailers, is going to grow, and the transportation industry will play a major role. As our research progresses, our investments within this area should expand. The Fund's initial investments include FEDERAL EXPRESS CORPORATION, CNF TRANSPORTATION, INC., YELLOW CORPORATION, USFREIGHTWAYS CORPORATION, SWIFT TRANSPORTATION COMPANY, INC. and WERNER ENTERPRISES, INC.

OUTLOOK
Recently, market volatility has increased, and with it has investor temptation to "time" market swings. In the past, we have encouraged investors to maintain a long-term focus. The market tends to advance in surges, and too often investors who attempt to time it are either under-invested when the market surges or fail to hit the market at the right moment. In these volatile periods, we seek investment opportunities that meet our criteria for long-term growth potential. For example, we have used this recent correction to reinvest some of the Fund's assets in attractive growth companies that our research indicates are selling at significant discounts and still possess outstanding long-term growth prospects.


        "IN THESE VOLATILE PERIODS, WE SEEK INVESTMENT OPPORTUNITIES
          THAT MEET OUR CRITERIA FOR LONG-TERM GROWTH POTENTIAL.."

Trying to determine the stock market's direction is difficult and always open for further evaluation. However, the market's fundamentals can lead investors to some conclusions as to what the market's long-term outlook might be. We believe the market's recent correction in October was simply that -- a correction. Seldom has a 5% to 10% market correction led to a "bear market" and we do not believe this one will. However, even though the S&P 500 recovered from its October low, the NASDAQ Composite Index lagged and finished its year well below its October high. In our opinion, this most recent correction was very similar to that experienced in the first half of 1994, which did not lead into a bear market. We believe the conditions for a bear market are not in place today. Background conditions remain positive for stocks as inflation continues to be restrained, interest rates have declined recently, and, based on our research, we do not feel the market is excessively overvalued when considering 1997 and 1998 earnings potentials.

In conclusion, we believe the U.S. stock market will be favorable to investors in 1998. We believe our present economic environment of modest growth and restrained inflationary pressures is very favorable for equity investments. This is not to say that the market does not have challenges in 1998, specifically the Asian currency crisis and its possible negative impact on U.S. corporate earnings. However, we believe that early in 1998 investors will recognize that any fallout from Southeast Asia will be minimal, and as uncertainty dissipates, U.S. equities should move higher. We remain selective and focused on investments that we believe are poised for growth, and our current industry selections of banking, financial services, health care, technology, and now transportation, seem well positioned for 1998.

We are committed to our long-term investment goal of capital appreciation through investing in reasonably priced growth companies.

As always, thank you for your ongoing support.

Sincerely,

/s/ RONALD E. ELIJAH

RONALD E. ELIJAH
Portfolio Manager
January 16, 1998


TO HEAR MY ONGOING THOUGHTS ON THE FUND, CALL OUR
PORTFOLIO MANAGER HOTLINE AT 1-800-766-3863.

FUND PERFORMANCE - CLASS A SHARES

Results of a hypothetical $10,000 investment in The Robertson Stephens Value + Growth Fund and the S&P 500 Index(1)
IF INVESTED ON MAY 12, 1992(2)

[GRAPH]


CUMULATIVE TOTAL RETURNS
                                              VALUE + GROWTH         S&P 500
FOR THE PERIODS ENDED 12/31/97                          FUND           INDEX(1)
--------------------------------------------------------------------------------
Since inception (5/12/92)(2)                     205.23%             168.31%
--------------------------------------------------------------------------------


AVERAGE ANNUAL TOTAL RETURNS
                                              VALUE + GROWTH         S&P 500
FOR THE PERIODS ENDED 12/31/97                          FUND           INDEX(1)
--------------------------------------------------------------------------------
One year                                          13.81%              33.34%
--------------------------------------------------------------------------------
Three years                                       22.83%              31.14%
--------------------------------------------------------------------------------
Five years                                        22.64%              20.25%
--------------------------------------------------------------------------------
Since inception (5/12/92)(2)                      21.87%              19.12%
--------------------------------------------------------------------------------


(1) The Standard & Poor's Composite Index of 500 Stocks ("S&P 500 Index") is a widely recognized, unmanaged index of market activity based on the aggregate performance of a selected portfolio of publicly traded stocks. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index itself.

(2)  Date that the Fund's Class A shares were first issued to the public.

Investors should realize that all performance data presented is based upon past performance during limited periods of time, and past performance is no guarantee of future performance. Investors should also realize that both investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The correlation of performance between an unmanaged index and this Fund is not usually exact.

Investing in smaller companies may involve risks such as less publicly available information than larger companies, volatility, and illiquidity. Short selling is the sale of a borrowed security and may involve the risk that the price of the security may increase between the date it is sold and the date the fund must replace the borrowed security. Options and futures involve the risk that their value may not be perfectly correlated to that of the underlying index or security.

PORTFOLIO SUMMARY
AS OF DECEMBER 31, 1997

[CHART]

Cash & Cash Equivalents 0.5%
Network Systems 1.9%
Commercial Services 2.3%
Telecom Equipment/Services 2.6%
Computer Software 4.2%
Transportation 4.3%
Banks 4.7%
Health/Medical 8.2%
Pharmaceuticals 9.7%
Computer Hardware & Components 9.9%
Other & Other Assets, Net 1.2%
Consumer & Specialty Retail 22.0%
Financial Services 17.7%
Semiconductors 10.8%


TOP TEN HOLDINGS

1.
COMPUSA, INC. (3.62%)
Retails and resells personal computers, and related products and services.

2.
COMPAQ COMPUTER CORPORATION (3.37%)
Designs, develops, manufactures, and markets personal computers for professional users and consumers.

3.
DELL COMPUTER CORPORATION (3.34%)
Produces and sells personal computers. Also sells third-party software and peripherals.

4.
HBO & COMPANY (3.16%)
Sells information systems and technology to health care institutions.

5.
MERRILL LYNCH AND COMPANY, INC. (3.09%)
Provides a diverse range of financial services including personal financial planning, trading and brokering, banking and lending, insurance and others.

6.
MCKESSON CORPORATION (3.08%)
Provider of health care products and services.

7.
H.F. AHMANSON & COMPANY (2.85%)
Conducts savings and loan activities and related financial services.

8.
APPLIED MATERIALS, INC. (2.76%)
Develops, manufactures, sells, and services semiconductor wafer fabrication equipment worldwide.

9.
CITICORP (2.51%)
Provides a broad range of financial services including commercial, mortgage and investment banking, trust services, consumer finance and credit card services.

10.
TERADYNE, INC. (2.44%)
Manufactures electronic systems, software and electronic connection systems.

FUND PERFORMANCE - CLASS C SHARES

Results of a hypothetical $10,000 investment in the Robertson Stephens Value + Growth Fund and the S&P 500 Index(1)
IF INVESTED ON MAY 28, 1997(2)

[GRAPH]


CUMULATIVE TOTAL RETURNS

                                 VALUE + GROWTH     VALUE + GROWTH     S&P 500
FOR THE PERIOD ENDED 12/31/97              FUND               FUND(3)    INDEX(1)
--------------------------------------------------------------------------------
Since inception (5/28/97)(2)          (1.52)%          (2.50)%        15.75%
--------------------------------------------------------------------------------

(1) The Standard & Poor's Composite Index of 500 Stocks ("S&P 500 Index") is a widely recognized, unmanaged index of market activity based on the aggregate performance of a selected portfolio of publicly traded stocks. It is widely recognized as representative of the stock market in general. Investment results assume the reinvestment of dividends paid on the stocks constituting the index. You cannot invest in an index itself.

(2)  Date that the Fund's Class C shares were first issued to the public.

(3) Reflects the 1% contingent deferred sales charge imposed on redemptions within the first year of purchasing shares.

Investors should realize that all performance data presented is based upon past performance during limited periods of time, and past performance is no guarantee of future performance. Investors should also realize that both investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The correlation of performance between an unmanaged index and this Fund is not usually exact.

Investing in smaller companies may involve risks such as less publicly available information than larger companies, volatility, and illiquidity. Short selling is the sale of a borrowed security and may involve the risk that the price of the security may increase between the date it is sold and the date the fund must replace the borrowed security. Options and futures involve the risk that their value may not be perfectly correlated to that of the underlying index or security.

SCHEDULE OF INVESTMENTS

DECEMBER 31, 1997                                     SHARES            VALUE
--------------------------------------------------------------------------------
COMMON STOCKS
--------------------------------------------------------------------------------
BANKS - 4.7%
Chase Manhattan Corporation                          150,000     $ 16,425,000
Citicorp                                             150,000       18,965,625
--------------------------------------------------------------------------------
                                                                   35,390,625
--------------------------------------------------------------------------------
COMMERCIAL SERVICES - 2.3%
Inacom Corporation(1)                                481,600       13,514,900
Robert Half International, Inc.(1)                   100,300        4,012,000
--------------------------------------------------------------------------------
                                                                   17,526,900
--------------------------------------------------------------------------------
COMPUTER HARDWARE & COMPONENTS - 9.9%
Adaptec, Inc.(1)                                     400,000       14,850,000
Compaq Computer Corporation                          450,082       25,401,531
Dell Computer Corporation(1)                         300,000       25,200,000
EMC Corporation(1)                                   336,000        9,219,000
--------------------------------------------------------------------------------
                                                                   74,670,531
--------------------------------------------------------------------------------
COMPUTER SOFTWARE - 4.2%
BMC Software, Inc.(1)                                245,000       16,078,125
Cadence Design Systems, Inc.(1)                      630,000       15,435,000
--------------------------------------------------------------------------------
                                                                   31,513,125
--------------------------------------------------------------------------------
CONSUMER PRODUCTS - 1.6%
Sony Corporation, ADR(2)                             136,700       12,405,525
--------------------------------------------------------------------------------
                                                                   12,405,525
--------------------------------------------------------------------------------
CONSUMER & SPECIALTY RETAIL - 20.4%
CompUSA, Inc.(1)                                     880,000       27,280,000
Costco Companies, Inc.(1)                            300,000       13,387,500
CVS Corporation                                      260,600       16,694,687
Dayton Hudson Corporation                            235,000       15,862,500
Gap, Inc.                                            375,000       13,289,063
General Nutrition Companies, Inc.(1)                 201,200        6,840,800
Nordstrom, Inc.                                      283,000       17,086,125
Safeway, Inc.(1)                                     201,300       12,732,225
Staples, Inc.(1)                                     300,000        8,325,000
Starbucks Corporation(1)                             300,000       11,512,500
Walgreen Co.                                         350,000       10,981,250
--------------------------------------------------------------------------------
                                                                  153,991,650
--------------------------------------------------------------------------------
DISTRIBUTION - 1.8%
Tech Data Corporation(1)                             347,400       13,505,175
--------------------------------------------------------------------------------
                                                                   13,505,175
--------------------------------------------------------------------------------
FINANCIAL SERVICES - 17.7%
Franklin Resources, Inc.                             134,000       11,649,625
H.F. Ahmanson & Company                              321,400       21,513,713
Household International, Inc.                        130,000       16,583,125
Merrill Lynch and Company, Inc.                      319,538       23,306,303
Northern Trust Corporation                           172,000       11,997,000


The acccompanying notes are an integral part of these financial statements.

DECEMBER 31, 1997                                     SHARES            VALUE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
FINANCIAL SERVICES - CONTINUED
SunAmerica, Inc.                                     300,000     $ 12,825,000
The Charles Schwab Corporation                       300,000       12,581,250
The Equitable Companies, Inc.                        150,500        7,487,375
Travelers Group, Inc.                                288,750       15,556,406
--------------------------------------------------------------------------------
                                                                  133,499,797
--------------------------------------------------------------------------------
HEALTH MAINTENANCE ORGANIZATIONS - 8.2%
Concentra Managed Care, Inc.(1)                      276,500        9,331,875
HBO & Company                                        496,000       23,808,000
HealthCare COMPARE Corporation(1)                    290,000       14,826,250
United Healthcare Corporation                        285,000       14,160,938
--------------------------------------------------------------------------------
                                                                   62,127,063
--------------------------------------------------------------------------------
NETWORK SYSTEMS - 1.9%
Bay Networks, Inc.(1)                                550,000       14,059,375
--------------------------------------------------------------------------------
                                                                   14,059,375
--------------------------------------------------------------------------------
PHARMACEUTICALS - 9.7%
Bristol-Myers Squibb Company                         100,000        9,462,500
Cardinal Health, Inc.                                200,000       15,025,000
Eli Lilly & Company                                  157,200       10,945,050
McKesson Corporation                                 215,000       23,260,312
Pfizer, Inc.                                         200,000       14,912,500
--------------------------------------------------------------------------------
                                                                   73,605,362
--------------------------------------------------------------------------------
SEMICONDUCTORS/EQUIPMENT - 10.8%
Applied Materials, Inc.(1)                           690,000       20,786,250
KLA-Tencor Corporation(1)                            400,000       15,450,000
National Semiconductor Corporation(1)                250,000        6,484,375
Novellus Systems, Inc.(1)                            400,000       12,925,000
Teradyne, Inc.(1)                                    575,000       18,400,000
VLSI Technology, Inc.(1)                             300,900        7,108,762
--------------------------------------------------------------------------------
                                                                   81,154,387
--------------------------------------------------------------------------------
TELECOMMUNICATIONS EQUIPMENT - 2.6%
Lucent Technologies, Inc.                            150,000       11,981,250
Northern Telecom, Ltd.                                85,000        7,565,000
--------------------------------------------------------------------------------
                                                                   19,546,250
--------------------------------------------------------------------------------
TRANSPORTATION - 4.3%
CNF Transportation, Inc.                             325,000       12,471,875
Federal Express Corporation(1)                       120,000        7,327,500
Swift Transportation Company, Inc.(1)                 76,400        2,473,450
USFreightways Corporation                            165,900        5,391,750
Werner Enterprises, Inc.                             100,000        2,050,000
Yellow Corporation(1)                                100,000        2,512,500
--------------------------------------------------------------------------------
                                                                   32,227,075
--------------------------------------------------------------------------------



The acccompanying notes are an integral part of these financial statements.


DECEMBER 31, 1997                                    SHARES             VALUE
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
TOTAL INVESTMENTS - 100.1% (Cost $640,705,146)                   $755,222,840
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CASH AND CASH EQUIVALENTS
--------------------------------------------------------------------------------
Cash                                                                        6
Repurchase Agreement
     State Street Bank and Trust Company, 5.30%,
     dated 12/31/97, due 1/2/98, maturity value
     $3,591,057 (Collateralized by $3,370,000
     par value U.S. Treasury Notes, 7.875%,
     due 11/15/07)                                                  3,590,000
--------------------------------------------------------------------------------
TOTAL CASH AND CASH EQUIVALENTS - 0.5%                              3,590,006

--------------------------------------------------------------------------------
OTHER LIABILITIES, NET - (0.6)%                                    (4,572,764)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL NET ASSETS - 100%                                          $754,240,082
--------------------------------------------------------------------------------


(1)  Non-income producing security.
(2)  ADR - American Depository Receipt.

The acccompanying notes are an integral part of these financial statements.

STATEMENT OF ASSETS AND LIABILITIES


DECEMBER 31, 1997
--------------------------------------------------------------------------------
ASSETS
--------------------------------------------------------------------------------
Investments, at value (Cost: $640,705,146)                     $  755,222,840
Cash and cash equivalents                                           3,590,006
Receivable for investments sold                                    15,948,314
Receivable for fund shares subscribed                               1,404,769
Dividends/interest receivable                                         283,511
--------------------------------------------------------------------------------
TOTAL ASSETS                                                      776,449,440

--------------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------------
Payable for investments purchased                                  16,540,716
Payable for fund shares redeemed                                    4,726,513
Payable to adviser                                                    654,334
Accrued expenses                                                      287,795
--------------------------------------------------------------------------------
TOTAL LIABILITIES                                                  22,209,358

--------------------------------------------------------------------------------
TOTAL NET ASSETS                                               $  754,240,082
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
--------------------------------------------------------------------------------
Paid-in capital                                                   610,040,517
Accumulated net realized gain from investments                     29,681,871
Net unrealized appreciation on investments                        114,517,694
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
TOTAL NET ASSETS                                               $  754,240,082
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
PRICING OF SHARES:
   Net Asset Value, offering, and redemption price
   per share - Class A Shares                                  $        23.18
   (Net assets of $752,994,431 applicable to
   32,482,774 shares of beneficial interest
   outstanding with no par value)
--------------------------------------------------------------------------------
   Net Asset Value, offering, and redemption
   price per share - Class C Shares                            $        22.98
   (Net assets of $1,245,651 applicable
   to 54,196 shares of beneficial interest
   outstanding with no par value)(1)
--------------------------------------------------------------------------------

(1) Redemption price per share is equal to the net asset value less any applicable contingent deferred sales charge.

The acccompanying notes are an integral part of these financial statements.

                                               ROBERTSON STEPHENS MUTUAL FUNDS

STATEMENT OF OPERATIONS


FOR THE YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Dividends (net of foreign tax withheld of $15,038)             $  3,386,721
Interest                                                            226,918
--------------------------------------------------------------------------------
TOTAL INVESTMENT INCOME                                           3,613,639


--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Investment advisory fees                                          7,509,306
Distribution fees - Class A Shares                                1,876,469
Transfer agent fees                                                 622,904
Shareholder reports                                                 277,223
Custodian fees                                                      158,341
Interest expense                                                    135,151
Professional fees                                                    94,096
Registration and filing fees                                         93,660
Trustees' fees and expenses                                          22,265
Insurance                                                             5,241
Distribution fees - Class C Shares                                    2,570
Shareholder Servicing fees - Class C Shares                             857
--------------------------------------------------------------------------------
TOTAL EXPENSES                                                   10,798,083


--------------------------------------------------------------------------------
NET INVESTMENT LOSS                                            $ (7,184,444)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
REALIZED GAIN/(LOSS) AND UNREALIZED APPRECIATION/
(DEPRECIATION) ON INVESTMENTS
--------------------------------------------------------------------------------
Net realized gain from investments                              146,756,187
Net change in unrealized appreciation on investments            (66,096,145)
--------------------------------------------------------------------------------
TOTAL NET REALIZED GAIN AND UNREALIZED APPRECIATION ON
  INVESTMENTS                                                    80,660,042

--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS           $ 73,475,598
--------------------------------------------------------------------------------


The accompanying notes are an integral part of these financial statements.

STATEMENT OF CHANGES IN NET ASSETS



                                                                  FOR THE              FOR THE
                                                               YEAR ENDED           YEAR ENDED
                                                        DECEMBER 31, 1997    DECEMBER 31, 1996
-----------------------------------------------------------------------------------------------
OPERATIONS
-----------------------------------------------------------------------------------------------
Net investment loss                                      $  (7,184,444)       $   (8,983,202)
Net realized gain from investments                         146,756,187            79,782,280
Net change in unrealized appreciation on investments       (66,096,145)              555,123
-----------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS        73,475,598            71,354,201

-----------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
-----------------------------------------------------------------------------------------------
Net investment income - Class A Shares                              --                    --
Net investment income - Class C Shares(1)                           --                    --
Realized gain on investments - Class A Shares             (126,111,661)          (43,728,491)
Realized gain on investments - Class C Shares(1)              (239,736)                   --
-----------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                                       (126,351,397)          (43,728,491)

-----------------------------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS
-----------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets
  resulting from capital share transactions                163,958,496          (524,619,492)
-----------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
TOTAL INCREASE/(DECREASE) IN NET ASSETS                    111,082,697          (496,993,782)
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
NET ASSETS
-----------------------------------------------------------------------------------------------
Beginning of period                                        643,157,385         1,140,151,167
End of period                                            $ 754,240,082        $  643,157,385
-----------------------------------------------------------------------------------------------


(1)  Class C shares were first issued on May 28, 1997.


The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS - CLASS A SHARES



                                                          FOR THE     FOR THE      FOR THE     FOR THE      FOR THE     FOR THE
FOR A SHARE OUTSTANDING                                YEAR ENDED  YEAR ENDED   YEAR ENDED  YEAR ENDED   YEAR ENDED PERIOD ENDED
THROUGHOUT EACH PERIOD:                                  12/31/97    12/31/96    12/31/95(3)   3/31/95      3/31/94 3/31/93(1)(3)
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                     $  24.16    $  22.66   $    18.25    $  13.56     $  11.94     $  10.00
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
Net investment (loss)/income                                (0.26)      (0.24)       (0.16)      (0.18)       (0.04)        0.12
Net realized gain and net change in unrealized
  appreciation on investments                                3.71        3.47         4.57        5.07         1.99         1.88
-----------------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS         3.45        3.23         4.41        4.89         1.95         2.00

-----------------------------------------------------------------------------------------------------------------------------------
Distributions from net investment income                        -           -            -           -        (0.03)       (0.06)
Distributions from realized gain on investments             (4.43)      (1.73)           -       (0.20)       (0.30)           -
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                           $  23.18    $  24.16   $    22.66    $  18.25     $  13.56     $  11.94
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN                                                13.81%      14.12%       24.16%      36.27%       16.32%       20.05%
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
-----------------------------------------------------------------------------------------------------------------------------------
Net Assets, end of period (000s)                        $ 752,994    $643,157   $1,140,151    $428,903     $ 44,500     $17,833
Ratio of Expenses to Average Net Assets                      1.44%       1.51%        1.45%       1.68%        1.55%(2)    1.33%(2)
Ratio of Net Investment (Loss)/Income to
  Average Net Assets                                        (0.96)%     (1.06)%      (1.04)%     (1.09)%      (0.51)%(2)   1.26%(2)
Portfolio Turnover Rate                                       228%        221%         104%        232%         250%        210%
Average Commission Rate Paid(4)                          $ 0.0573    $ 0.0574            -           -            -           -
-----------------------------------------------------------------------------------------------------------------------------------



(1)  Class A Shares were first issued on April 12, 1992.

(2) If the fund had paid all of its expenses and had received no reimbursement from the adviser for the year ended March 31, 1994, and for the period ended March 31, 1993, total return would have been 15.88% and 18.64%, respectively, the ratio of expenses to average net assets would have been 2.35% and 2.71%, respectively, and the ratio of net investment loss to average net assets would have been (1.31)% and (0.12)%, respectively.

(3) Ratios, except for total return and portfolio turnover rate, have been annualized.

(4) A fund is required to disclose its average commission rate per share for security trades on which a commission is charged. This amount may vary from fund to fund and period to period depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ. This rate generally does not reflect markups, markdowns or spreads on shares traded on a principal basis, if any.

Per-share data with respect to Class A shares for each of the periods has been determined by using the average number of class a shares outstanding throughout each period. Distributions reflect actual per-share amounts distributed for the period.



The accompanying notes are an integral part of these financial statements.

FINANCIAL HIGHLIGHTS - CLASS C SHARES


                                                                                           FOR THE
FOR A SHARE OUTSTANDING                                                               PERIOD ENDED
THROUGHOUT THE PERIOD:                                                                    12/31/97(1)
--------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                      $  27.71
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
Net investment loss                                                                          (0.24)
Net realized gain and net change in unrealized appreciation on investments(2)                (0.06)
--------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS                                         (0.30)
--------------------------------------------------------------------------------------------------
Distributions from net investment income                                                        --
Distributions from realized gain on investments                                              (4.43)
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                            $  22.98

--------------------------------------------------------------------------------------------------
TOTAL RETURN                                                                                 (1.52)%
--------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------------------------
Net Assets, end of period (000s)                                                          $  1,246
Ratio of Expenses to Average Net Assets                                                       2.19%
Ratio of Net Investment Loss to Average Net Assets                                           (1.69)%
Portfolio Turnover Rate                                                                        228%
Average Commission Rate Paid(3)                                                           $ 0.0573
--------------------------------------------------------------------------------------------------


(1)  Class C shares were first issued on May 28, 1997.

(2) Amounts shown may not correspond to amounts shown on the Statement of Operations due to the timing of realized and unrealized gain/(loss).

(3) A fund is required to disclose its average commission rate per share for security trades on which a commission is charged. This amount may vary from fund to fund and period to period depending on the mix of trades executed in various markets where trading practices and commission rate structures may differ. This rate generally does not reflect markups, markdowns or spreads on shares traded on a principal basis, if any.

Ratios, except for total return and portfolio turnover rate, have been annualized. Total return do not include the 1% contingent deferred sales charge.

Per-share data with respect to Class C shares has been determined by using the average number of Class C shares outstanding throughout the period. Distributions reflect actual per-share amounts distributed for the year.


The accompanying notes are an integral part of these financial statements.

                                                ROBERTSON STEPHENS MUTUAL FUNDS

NOTES TO FINANCIAL STATEMENTS

The Robertson Stephens Value + Growth Fund (the "Fund") is a series of the Robertson Stephens Investment Trust (the "Trust"), a Massachusetts business trust organized on May 11, 1987. The Fund is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a diversified, open-end management investment company. The Fund became effective to offer shares to the public on May 12, 1992. Prior to the public offering, shares were offered in a private placement offering on April 21, 1992, at $10 per share, to sophisticated investors under Section 4(2) of the Securities Act of 1933. The Trust offers twelve series of shares -- The Robertson Stephens Emerging Growth Fund, The Robertson Stephens Value+Growth Fund, The Contrarian Fund-TM-, The Robertson Stephens Developing Countries Fund, The Robertson Stephens Growth & Income Fund, The Robertson Stephens Partners Fund, The Information Age Fund-TM-, The Robertson Stephens Global Natural Resources Fund, The Robertson Stephens Global Low-Priced Stock Fund, The Robertson Stephens Diversified Growth Fund, The Robertson Stephens MicroCap Growth Fund and The Robertson Stephens Global Value Fund. The assets for each series are segregated and accounted for separately.

The Trustees have authorized the issuance of two classes of shares of beneficial interest of the Fund, designated as Class A and C, respectively. The shares of each class represent an interest in the same portfolio of investments of the Fund. Expenses of the Fund are borne pro-rata by the holders of each class of shares, except that each class may bear expenses unique to that class (including, but not limited to, distribution expenses applicable to such class). Shares of each class would receive their pro-rata share of the net assets of the Fund, if the Fund was liquidated. In addition, the Board of Trustees declares separate distributions on each class of shares. Each class votes as a class only with respect to its own distribution plan or other matters for which a class vote is required by law or determined by the Board of Trustees. Class C shares were first issued by the Fund on May 28, 1997. Class C shares are subject to a 1% contingent deferred sales charge if those shares are redeemed within one year of purchase.

NOTE 1    SIGNIFICANT ACCOUNTING POLICIES:

The following policies are in conformity with generally accepted accounting principles.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

a. INVESTMENT VALUATIONS:

Marketable securities are valued at the last sale price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the mean between the closing bid and asked prices. Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates market value. At December 31, 1997, 100% of the Fund's positions were valued in this manner.

Securities for which market quotations are not readily available are valued at their fair value as determined in accordance with the guidelines and procedures adopted by the Fund's Board of Trustees. The guidelines and procedures use fundamental valuation methods which include, but are not limited to, the analysis of: the effect of any restrictions on the sale of the security, product development and trends of the security's issuer, changes in the industry and other competing companies, significant changes in the issuer's financial position, and any other event that could have a significant impact on the value of the security. At December 31, 1997, no security of the Fund was valued using these guidelines and procedures.

As its normal course of business, the Fund has invested a significant portion of its assets in companies within a number of industries in the financial, health care consumer, and technology sectors. Accordingly, the performance of the Fund may be subject to a greater risk of market fluctuation than that of a fund invested in a wider spectrum of market or industrial sectors.

b. REPURCHASE AGREEMENTS:

Repurchase agreements are fully collateralized by U.S. government securities. All collateral is held by the Fund's custodian and is monitored daily to ensure that the collateral's market value equals at least 100% of the repurchase price under the agreement. However, in the event of default or bankruptcy, realization and/or retention of the collateral may be subject to legal proceedings. The Fund's policy is to limit repurchase agreement transactions to those parties deemed by the Fund's Investment Adviser to have satisfactory creditworthiness.

c. FEDERAL INCOME TAXES:

The Fund intends to comply with requirements of the Internal Revenue Code, qualifying as a regulated investment company. Therefore, the Fund does not expect to be subject to income tax, and no provision for such tax will be made.

d. SECURITIES TRANSACTIONS:

Securities transactions are accounted for on the date securities are purchased or sold (trade date). Realized gains or losses on securities transactions are determined on the basis of specific identification.

e. INVESTMENT INCOME:

Dividend income is recorded on the ex-dividend date, except certain cash dividends from foreign securities which are recorded as soon as the Fund is informed of the ex-dividend date. Interest income, which includes accretion of original issue discount, is accrued and recorded daily.

f. EXPENSES:

Most expenses of the Trust can be directly attributed to a specific fund. Expenses which cannot de directly attributed to a specific fund are apportioned between the funds in the Trust.

g. DISTRIBUTIONS TO SHAREHOLDERS:

Dividends to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain/(loss) on investments and foreign currency transactions may include temporary book and tax differences which will reverse in a subsequent period. During any particular year net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders annually. Any taxable income or gain remaining at fiscal year end is distributed in the following year.

h. CLASS ALLOCATIONS:

Income, common expenses, and realized and unrealized gains/(losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Transfer agent expenses, distribution/shareholder service fees, and any other class specific expenses, if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate applicable to each class.

i. CAPITAL ACCOUNTS:

Due to the timing of dividend distributions and the differences in accounting for income and realized gains/(losses) for financial statement and federal income tax purposes, the fiscal year in which amounts are distributed may differ from the year in which the income and realized gains/(losses) were recorded by the portfolio.

j. TEMPORARY BORROWINGS:

The Fund and several affiliated funds share in a $15 million, uncommitted revolving credit and/or overdraft protection facility from the Fund's custodian bank for temporary borrowing purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest is calculated based on the market rates at the time of borrowing. The Fund may borrow up to a maximum of 33 percent of its total assets under the agreement.

NOTE 2 CAPITAL SHARES:

a. TRANSACTIONS:

The Fund has authorized an unlimited number of shares of beneficial interest with no par value divided into two classes designated Class A and Class C. Transactions in capital shares for Class A for both the year ended December 31, 1997 and the year ended December 31, 1996, and for Class C shares for the period from May 28, 1997 (Commencement of Operations), to December 31, 1997, were as follows:

Class A


1/1/97 - 12/31/97                                     SHARES              AMOUNT
--------------------------------------------------------------------------------
Shares sold                                       20,071,542     $   566,127,818
Shares reinvested                                  5,103,602         121,414,686
--------------------------------------------------------------------------------
                                                  25,175,144         687,542,504

--------------------------------------------------------------------------------
Shares redeemed                                  (19,315,084)       (525,190,656)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net increase                                       5,860,060     $   162,351,848
--------------------------------------------------------------------------------


1/1/96 - 12/31/96                                     SHARES              AMOUNT
--------------------------------------------------------------------------------
Shares sold                                       19,608,006     $   449,519,909
Shares reinvested                                  1,720,903          42,523,699
--------------------------------------------------------------------------------
                                                  21,328,909         492,043,608

--------------------------------------------------------------------------------
Shares redeemed                                  (45,024,783)     (1,016,663,100)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net decrease                                     (23,695,874)    $  (524,619,492)
--------------------------------------------------------------------------------


Class C

5/28/97* - 12/31/97                                   SHARES              AMOUNT
--------------------------------------------------------------------------------
Shares sold                                           69,112     $     1,989,590
Shares reinvested                                      9,649             227,911
--------------------------------------------------------------------------------
                                                      78,761           2,217,501

--------------------------------------------------------------------------------
Shares redeemed                                      (24,565)           (610,853)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net increase                                          54,196     $     1,606,648
--------------------------------------------------------------------------------


*Class C shares were first issued on May 28, 1997.

NOTE 3    TRANSACTIONS WITH AFFILIATES:

a. ADVISORY FEES AND EXPENSE LIMITATION:

Under the terms of an advisory agreement, which is reviewed and approved annually (beginning in 2000) by the Board of Trustees, the Fund pays Robertson, Stephens & Company Investment Management, L.P. ("RSIM, L.P.") an investment advisory calculated at an annual rate of 1.00% of the average daily net assets of the Fund. For the year ended December 31, 1997, the Fund incurred investment advisory fees of $7,509,306. For the year ended December 31, 1997, there was no expected reimbursement of the advisory fees and other expenses.

RSIM L.P. may recoup waived or reimbursed operating expenses over the succeeding two years, subject to expense limitations then applicable to the Fund. No previous expense waivers or reimbursements of operating expenses were recouped by RSIM, L.P. from the Fund during the year ended December 31, 1997.

b. COMPENSATION OF TRUSTEES AND OFFICERS:

Trustees and officers of the Trust who are interested persons of the Trust receive no compensation from the Trust. Trustees of the Trust who are not interested persons of the Trust, as defined in the 1940 Act, collectively received compensation and reimbursement of expenses of $22,265 for the year ended December 31, 1997.

c. DISTRIBUTION FEES:

For the period from January 1, 1997, through September 30, 1997, the Fund entered into agreements with Robertson, Stephens & Company LLC ("RS&Co.") for distribution services with respect to its Class A and Class C shares and adopted Plans of Distribution pursuant to Rule 12b-1 under the 1940 Act, where continuance is reviewed annually by the Fund's Board of Trustees. Under these Plans, RS&Co. was compensated for services in such capacity including its expenses in connection with the promotion and distribution of the Fund's Class A and Class C shares. The distribution fees for Class A and Class C shares are calculated at an annual rate of 0.25% and 0.75%, respectively, based on the average daily net assets attributed to each class of shares, although the Class C Plan contemplates payments at a rate of up to 1% of the Fund's average net assets attributable to Class C shares. For the period from January 1, 1997, through September 30, 1997, for Class A, and for the period from May 28, 1997 (Commencement of Operations) through September 30, 1997, for Class C, the Fund paid distribution fees of $1,356,003 and $625, respectively, to RS&Co. On October 1, 1997, BankAmerica Corporation ("BAC") became the owner of the entire beneficial interest in RSIM, L.P. (See note 5.a. in Notes to the Financial Statements). As part of that acquisition, BAC also became the owner of the entire beneficial interest in RSIM's affiliate, BancAmerica Robertson Stephens (formerly Robertson Stephens & Company LLC). Pursuant to certain laws and regulations that apply to bank holding companies and their affiliates, a bank holding company-affiliated broker- dealer may not serve as the distributor or principal underwriter of mutual funds. Commencing October 1, 1997, Edgewood Services, Inc., a non-affiliate, has been designated the Fund's new distributor.

d. SHAREHOLDER SERVICING FEE:

The Trust has adopted a Shareholder Servicing Plan for the Class C shares of each fund. Under the Plan, each fund pays fees to BancAmerica Robertson Stephens ("BARS") at an annual rate of up to 0.25% of the fund's average daily net assets. The Plan contemplates that financial institutions will enter into shareholder service agreements with BARS to provide administrative support services to their customers who are fund shareholders. In return for providing these support services, a financial institution may receive payments from BARS at a rate not exceeding 0.25% of the average daily net assets of the Class C shares of each Fund for which the financial institution is the financial institution of record. For the period from May 28, 1997 (Commencement of Offering) through December 31, 1997, for Class C, the Fund incurred shareholder services fees of $857.

e. BROKERAGE COMMISSIONS:

RSIM may direct orders for investment transactions to BARS as broker-dealer, subject to Fund policies as stated in the prospectus, regulatory constraints, and the ability of BARS to provide competitive prices and commission rates. All investment transactions in which BARS acts as a broker may only be executed on an agency basis. Subject to certain constraints, the Fund may make purchases of securities from offerings or underwritings in which BARS has been retained by the issuer. For the year ended December 31, 1997, the Fund paid brokerage commissions of $118,446 to BARS, which represented 5.2 % of total commissions paid during the year.

NOTE 4 INVESTMENTS:

a. TAX BASIS OF INVESTMENTS:

At December 31, 1997, the cost of investments purchased for federal income tax purposes was $642,905,980. Accumulated net unrealized appreciation on investments was $112,316,860, consisting of gross unrealized appreciation and depreciation of $144,268,680 and $31,951,820, respectively.

b. INVESTMENT PURCHASES AND SALES:

For the year ended December 31, 1997, the cost of investments purchased and the proceeds from investments sold (excluding options, securities sold short and short-term investments) were $1,719,717,602 and $1,689,599,768, respectively.

NOTE 5 MERGER:

On October 1, 1997, BankAmerica Corporation completed its acquisition of Robertson, Stephens & Company Group, L.L.C. and Robertson, Stephens & Company, Inc. Pursuant to that acquisition, BankAmerica Corporation became the owner of the entire beneficial interest in RSIM, L.P.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of The Robertson Stephens Value + Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Robertson Stephens Value + Growth Fund (the "Fund") at December 31, 1997, and the results of its operations and the changes in its net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997, by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

/s/PRICE WATERHOUSE LLP

Price Waterhouse LLP
San Francisco, California
February 7, 1998


ADMINISTRATION

OFFICERS AND TRUSTEES

Andrew P. Pilara, Jr., Trustee
 President

Leonard B. Auerbach, Trustee
 President and Chairman of Auerbach Associates, Inc.

John W. Glynn, Jr., Trustee
 Principal and Chairman of Glynn Capital Management

James K. Peterson, Trustee
 Former Director of the IBM Retirement Funds

Terry R. Otton
 Chief Financial Officer

Dana K. Welch
 Secretary

INVESTMENT ADVISER
Robertson, Stephens & Company
Investment Management, L.P.
555 California Street, Suite 2600
San Francisco, CA 94104

DISTRIBUTOR
Edgewood Services, Inc.
Clearing Operations
P.O. Box 897
Pittsburgh, PA 15230-0897

TRANSFER AGENT AND DISBURSING AGENT
State Street Bank & Trust Company
c/o National Financial Data Services
Kansas City, MO
1-800-272-6944

CUSTODIAN
State Street Bank & Trust Company
Boston, MA

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
San Francisco, CA

LEGAL COUNSEL
Ropes & Gray
Boston, MA

This report is submitted for the information of shareholders of The Robertson Stephens Value + Growth Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

Published February 13, 1998

Design: Broom & Broom, Inc. San Francisco    Photography: Jerry Orabona, Bill
Zemanek

VALUE

THE PARTNERS FUND
A SMALL-CAP FUND USING A CASH FLOW VALUE METHODOLOGY
Managed by Andrew Pilara.

GROWTH & INCOME

THE GROWTH & INCOME FUND
SEEKING GROWTH WHILE ATTEMPTING TO MODERATE RISK
Managed by John Wallace.

GROWTH

THE DIVERSIFIED GROWTH FUND
FOCUSING ON SMALL- AND MID-CAP COMPANIES
Managed by John Wallace
and John Seabern.

THE EMERGING GROWTH FUND
SEEKING TO INVEST IN AMERICA'S MOST DYNAMIC, GROWTH-
ORIENTED COMPANIES
Managed by Jim Callinan.

THE INFORMATION AGE FUND-TM-
TARGETING INVESTMENTS IN THE INFORMATION TECHNOLOGY SECTOR
Managed by Ron Elijah and Rod Berry.

THE MICROCAP GROWTH FUND
FOCUSING ON COMPANIES WITH MARKET CAPS OF LESS THAN $250 MILLION
Managed by Dave Evans and Rainerio Reyes.

THE VALUE + GROWTH FUND
A GROWTH FUND FOR THE LONG-TERM INVESTOR
Managed by Ron Elijah.

GLOBAL

THE CONTRARIAN FUND-TM-
A GLOBAL HEDGE FUND
Managed by Paul Stephens.

THE GLOBAL LOW-PRICED STOCK FUND
SEEKING OVERLOOKED AND UNDERVALUED COMPANIES
Managed by Hannah Sullivan.

THE GLOBAL NATURAL RESOURCES FUND
PRIMARILY FOCUSING ON HARD ASSET COMPANIES
Managed by Andrew Pilara.

THE GLOBAL VALUE FUND
SEEKING UNDERVALUED INVESTMENTS WORLDWIDE
Managed by Andrew Pilara.

INTERNATIONAL

THE DEVELOPING COUNTRIES FUND
LOOKING FOR GROWING COMPANIES IN EMERGING MARKETS
Managed by Michael Hoffman.


Please read the prospectus to learn about the Funds' objectives, investment policies, and the special risks associated with The Robertson Stephens Mutual Funds, including international investing, investing in smaller companies, investing in a more limited number of issuers and sectors or a particular sector, short selling, using options and futures, and investing in high-yielding, lower-quality debt securities.


MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC OR ANY OTHER GOVERNMENTAL ENTITY; ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY BANK OF AMERICA OR ANY OF ITS AFFILIATES; AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

ROBERTSON STEPHENS FUNDS

BRINGING THE FUND MANAGER TO YOU

555 California Street, Suite 2600
San Francisco, California 94104


FUND NEWS & INFORMATION

ROBERTSON STEPHENS INVESTOR SERVICES

- Knowledgeable mutual fund representatives.

- Automated access to daily net asset values.

- Portfolio Manager Hotline, 24 hours a day.

1-800-766-3863


ROBERTSON STEPHENS
MUTUAL FUND E-MAIL

FUNDS@RSCO.COM

[logo]

ROBERTSON STEPHENS
ON THE WEB
HTTP://WWW.RSIM.COM



ROBERTSON STEPHENS
ACCOUNTLINK

- Automated account information, 24 hours a day.

1-800-624-8025


FUND LISTINGS

The Fund is listed in THE WALL STREET JOURNAL, USA TODAY, INVESTOR'S BUSINESS DAILY, and most local newspapers as Partners under the heading Robertson Stephens. Its computer quotation symbol is RSPFX.


The views expressed in this report were those of the Fund's portfolio manager as of the date specified, and may not reflect the views of the portfolio manager on the date they are first published or at any other time thereafter. RSIM and its affiliates may buy or sell investments at any time for the Fund, their other clients or for their own accounts, and may not necessarily do so in a manner consistent with the views expressed in this report. The prices at which they buy or sell investments may be affected favorably by the contents of this report or the timing of its publication. THE VIEWS EXPRESSED IN THIS REPORT ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENT IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE; INVESTORS SHOULD CONSULT THEIR OWN INVESTMENT PROFESSIONALS AS TO THEIR INDIVIDUAL INVESTMENT PROGRAMS.